UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2009

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 West Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership

On April 15, 2009, the Company and 14 of its domestic subsidiaries (collectively, the “debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Eastern District of Michigan seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). A copy of the press release disclosing the filing is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The following entities are the debtors in the Chapter 11 proceeding: Noble International, Ltd., Noble Advanced Technologies, Inc., Noble Land Holdings, Inc., Noble Manufacturing Group, Inc., Noble Metal Processing—Kentucky, G.P., Noble Metal Processing, Inc., Noble Metal Processing—Indiana, Inc., Noble Metal Processing—New York, Inc., Noble Metal Processing—Ohio, LLC, Noble Metal Processing—West Michigan, Inc., Noble Swiss Holdings, LLC, Noble TSA, LLC, Noble Tube Technologies, LLC, Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International) and Tailor Steel America, LLC. The cases have been assigned to the Honorable Marci McIvor and the Company anticipates that they will be jointly administered under case number 09-51720.

The debtors intend to operate their businesses in the ordinary course as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the provisions of the Bankruptcy Code until the sale or resourcing of the Company’s roll-forming operations. The debtors filed several “first day” motions that will enable them to continue to conduct their business without interruption, including a motion in which the Company has requested that General Motors Corporation, Ford Motor Company and Chrysler, LLC be permitted to provide debtor-in-possession financing to the Company to fund the Company’s day-to-day operations for a limited period of time during the Chapter 11 proceeding. These motions are subject to the approval of the Bankruptcy Court.

The Company’s European, Asian and Mexican affiliates are not debtors in the Chapter 11 proceeding.

Item 9.01.	Financial Statement and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibit is being furnished herewith:

99.1 Noble International, Ltd. Press Release dated April 15, 2009

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements addressing operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results. These forward-looking statements are made on the basis of management’s assumptions and estimations when made and speak only as of the date thereof. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “would,” or “will” or variations of such words and similar expressions may identify such forward-looking statements. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all, of the risks include the economic cost, management distraction and lost business opportunities associated with bankruptcy proceedings; our ability to negotiate additional waivers or other accommodations from our lenders, if necessary; our ability to secure the continuation of favorable payment terms from our customers, if needed; our ability to obtain future sales; our ability to successfully integrate acquisitions; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors; costs related to legal and administrative matters; our ability to realize cost savings expected to offset price concessions; inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel costs; work stoppages and strikes at our facilities and that of our customers; the presence of downturns in customer markets where the Company’s goods and services are sold; financial and business downturns of our customers or vendors; and other factors, uncertainties, challenges, and risks detailed in Noble’s public filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Noble does not intend or undertake any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD., a Delaware corporation

By:	/S/ ANDREW J. TAVI
Andrew J. Tavi
Chief Executive Officer

April 15, 2009